Exhibit 10.5

Schedule of Omitted Documents
of Griffin Capital Essential Asset REIT, Inc.
The following revolver notes have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.2 to this Form 8-K:

1.	Revolver Note payable to Bank of America, N.A. in the amount of $45,000,000.00 dated May 8, 2014.

2.	Revolver Note payable to Fifth Third Bank in the amount of $45,000,000.00 dated May 8, 2014.

3.	Revolver Note payable to SunTrust Bank in the amount of $39,000,000.00 dated May 8, 2014.

4.	Revolver Note payable to Wells Fargo Bank, National Association in the amount of $39,000,000.00 dated May 8, 2014.

5.	Revolver Note payable to BMO Harris Bank N.A. in the amount of $39,000,000.00 dated May 8, 2014.

6.	Revolver Note payable to Sumitomo Mitsui Banking Corporation in the amount of $33,000,000.00 dated May 8, 2014.

7.	Revolver Note payable to TD Bank, N.A. in the amount of $33,000,000.00 dated May 8, 2014.

8.	Revolver Note payable to RBS Citizens, N.A. in the amount of $24,000,000.00 dated May 8, 2014.

9.	Revolver Note payable to Union Bank National Association in the amount of $24,00,000.00 dated May 8, 2014.

10.	Revolver Note payable to JPMorgan Chase Bank, N.A. in the amount of $21,000,000.00 dated May 8, 2014.

11.	Revolver Note payable to US Bank, N.A. in the amount of $21,000,000.00 dated May 8, 2014.

12.	Revolver Note payable to Goldman Sachs Bank USA in the amount of $21,000,000.00 dated May 8, 2014.

13.	Revolver Note payable to Capital One, National Association in the amount of $21,000,000.00 dated May 8, 2014.
The following term notes have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.3 to this Form 8-K:

1.	Term Loan Note payable to Bank of America, N.A. in the amount of $30,000,000.00 dated May 8, 2014.

2.	Term Loan Note payable to Fifth Third Bank in the amount of $30,000,000.00 dated May 8, 2014.

3.	Term Loan Note payable to SunTrust Bank in the amount of $26,000,000.00 dated May 8, 2014.

4.	Term Loan Note payable to Wells Fargo Bank, National Association in the amount of $26,000,000.00 dated May 8, 2014.

5.	Term Loan Note payable to BMO Harris Bank N.A. in the amount of $26,000,000.00 dated May 8, 2014.

6.	Term Loan Note payable to Sumitomo Mitsui Banking Corporation in the amount of $22,000,000.00 dated May 8, 2014.

7.	Term Loan Note payable to TD Bank, N.A. in the amount of $22,000,000.00 dated May 8, 2014.

8.	Term Loan Note payable to RBS Citizens, N.A. in the amount of $16,000,000.00 dated May 8, 2014.

9.	Term Loan Note payable to Union Bank National Association in the amount of $16,000,000.00 dated May 8, 2014.

10.	Term Loan Note payable to JPMorgan Chase Bank, N.A. in the amount of $14,000,000.00 dated May 8, 2014.

11.	Term Loan Note payable to US Bank, N.A. in the amount of $14,000,000.00 dated May 8, 2014.

12.	Term Loan Note payable to Goldman Sachs Bank USA in the amount of $14,000,000.00 dated May 8, 2014.

13.	Term Loan Note payable to Capital One, National Association in the amount of $14,000,000.00 dated May 8, 2014.